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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 8, 2002
                                                          --------------



                               THE SCOTTS COMPANY
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



             OHIO                        1-13292              31-1414921
 ----------------------------       ----------------      -------------------
 (State or other jurisdiction       (Commission File         (IRS Employer
       of incorporation)                 Number)          Identification No.)



               14111 SCOTTSLAWN ROAD, MARYSVILLE, OHIO       43041
             -------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code (937) 644-0011
                                                           --------------




                         Index to Exhibits is on Page 3.


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Item 7.       Financial Statements and Exhibits

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    99.1 Statement Under Oath of Principal Executive Officer of The Scotts Company Regarding Facts and Circumstances Relating to Exchange Act Filings.

                    99.2 Statement Under Oath of Principal Financial Officer of The Scotts Company Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9.       Regulation FD Disclosure

              On August 8, 2002, each of the Principal Executive Officer, James Hagedorn, and Principal Financial Officer, Patrick J. Norton, of The Scotts Company submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

              A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE SCOTTS COMPANY



Date:  August 9, 2002                   By: /s/ David M. Aronowitz
                                            ---------------------------------
                                            David M. Aronowitz, Executive
                                            Vice President, General
                                            Counsel and Secretary




                                       2
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                                INDEX TO EXHIBITS


Exhibit Number      Description
--------------      -----------

     99.1 Statement Under Oath of Principal Executive Officer of The Scotts Company Regarding Facts and Circumstances Relating to Exchange Act Filings.

     99.2 Statement Under Oath of Principal Financial Officer of The Scotts Company Regarding Facts and Circumstances Relating to Exchange Act Filings.





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